United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 3, 2008

Franklin Lake Resources Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-21812	52-2352724
(State of incorporation)	(Commission File Number)	(IRS Employer ID No.)

172 Starlite Street, So. San Francisco, CA 90480	(650) 588-0425
(Address of principal executive offices)	(Telephone No.)

_____________N / A__________________
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 245 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 8.01 Other Events

The company has entered into a letter of intent to acquire all the assets of As Seen on Screen TV (“ASSTV”) solely in exchange for its stock.  Antoine Jarjour, the sole owner of ASSTV, will become chief executive of the company and will own approximately 2/3 thirds of its common stock.  Existing FLKR stockholders will retain the remaining 1/3.  ASSTV is a retailer that owns and operates a small chain of stores in Washington and a wholesaler that sells products to stores using that name but owned by others.

Item 9.01 Exhibits

Exhibit No. 99.1 - Press Release announcing the information described in Item 8.01.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated   July 7, 2008
FRANKLIN LAKE RESOURCES INC.
(REGISTRANT)

By /s/ Father Gregory Ofiesh
President and CEO